Exhibit 99.1

                            FOR FURTHER INFORMATION:

                            Media Relations:            Investor Relations:
                            Jim Vitak                   Bill Henderson
                            (614)790-3715               (859)815-4454
                            jevitak@ashland.com         wehenderson@ashland.com

                            FOR IMMEDIATE RELEASE
                            January 26, 2004


ASHLAND INC. REPORTS
DECEMBER QUARTER EARNINGS

Covington, Ky. - The following was issued today by Ashland Inc. (NYSE:ASH):

                      FISCAL 2004: FIRST QUARTER HIGHLIGHTS

o December quarter income recovered sharply due to stronger performance from wholly owned businesses.
- Sales increased 11 percent.
- Operating income increased 188 percent.
o Results from refining and marketing were tempered by increased crude oil costs.

                                                   Quarter ended December 31
In millions except earnings per share                 2003            2002
----------------------------------------------------------------------------

Operating income                                   $    92         $     32
Income (loss) from continuing operations           $    39         $     (1)
Net income (loss)                                  $    34         $    (92)

Diluted earnings (loss) per share:
      Income (loss) from continuing operations     $   .56         $   (.02)
      Net income (loss)                            $   .49         $  (1.35)

     Ashland Inc. today reported net income of $34 million, or 49 cents a share, for the quarter ended December 31, 2003, the first quarter of the company's 2004 fiscal year. These results compared to a net loss of $92 million, or $1.35 a share, for the first quarter of 2003. Ashland's income from continuing operations for the first quarter of 2004 amounted to $39 million, or 56 cents a share, compared to a loss of $1 million, or 2 cents a share, for the

                                     -more-
quarter a year ago.  The  difference  between  net income  and income  from
continuing   operations   results  primarily  from  reserves  for  asbestos
liabilities.

     "Our performance during the December quarter was very encouraging," said James J. O'Brien, Ashland Inc. chairman and chief executive officer. "In fiscal 2003, we focused on changing the way we run our businesses. In fiscal 2004, we are focusing on execution of our strategies. As our first quarter performance shows, we are growing sales volumes while lowering selling, general and administrative expenses.

     "The overall performance of our wholly owned businesses demonstrates the strength of our corporate strategy," O'Brien said. "Ashland Paving And Construction (APAC), Ashland Specialty Chemical, Ashland Distribution and Valvoline continued to lower fixed costs and increase revenues. APAC also benefited from closer-to-normal weather, which enabled construction efficiencies and higher asphalt production."

REVIEW OF OPERATIONS

     Commenting  on  operations,  O'Brien  noted  that  results  from  APAC improved significantly compared to the December quarter a year ago. Operating income was $30 million versus near break-even results in 2003. Net construction job revenues increased 20 percent, while asphalt production was up 18 percent. Lower equipment costs coupled with the positive impact of other cost-reduction efforts also contributed to APAC's improved performance. Construction backlog, or jobs awarded but not yet completed, was $1.7 billion at the end of the quarter, a level comparable to a year ago.

     APAC will continue to focus on improving its operating performance in fiscal 2004. As was recently announced, Garry M. Higdem was named senior vice president of Ashland Inc. and president of APAC effective January 12, 2004. Higdem will utilize his background in construction management, large projects and branch operations to continue APAC's strategic progress and to leverage its strong construction capabilities with both small and large projects.

     Operating income for Ashland Specialty Chemical rose 77 percent to $23 million. Increased profits were driven by improved sales volumes in its thermoset resins business and strong revenues from its water treatment group. Specialty Chemical's strong first quarter performance is due in part to its continuing penetration of high value markets, such as foundry

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sleeves,  cultured  marble  for  the  construction  industry,  clear  label adhesives and pathogen control in waterborne systems.

     Valvoline reported a record December quarter with operating income of $20 million, compared to $15 million in the 2003 quarter. Valvoline-branded lubricant sales volumes improved 5 percent on the strength of a 20-percent increase in premium product sales volumes. Valvoline Instant Oil Change
(VIOC) also had an all-time record quarter. Operating income rose 49 percent due in part to a 9-percent increase in revenues from transmission, cooling, fuel and air quality system services and a 7-percent increase in premium lubricant oil changes.

     Ashland Distribution continues to improve results with operating income up 44 percent to $13 million. Successful efforts to lower costs contributed to the division's performance. Ashland Distribution also demonstrated its ability to grow faster than its markets with sales per shipping day up by 9 percent, and sales volumes up by 6 percent.

     Ashland's operating income from refining and marketing was $26 million compared to $24 million last year. Results from Marathon Ashland Petroleum LLC (MAP) improved primarily due to less planned maintenance during the December quarter, enabling MAP to process about 8 million more barrels of crude oil and other feedstocks. However, the increased volumes were offset by a sharp increase in crude oil costs during December, which resulted in lower margins, particularly in MAP's primary Midwest market.

     "Overall, our businesses performed well this quarter," O'Brien said. "We continue to take steps towards our goal of top-quartile performance versus our industry peers."

     In other corporate developments, debt was reduced by $40 million in the December quarter. The company also met the goals previously announced in its Top-Quartile Cost Structure Program, including the reduction of 400 positions before the end of November 2003.

     Today at 11:00 a.m. (EST), Ashland will provide a live audio webcast of its quarterly conference call with securities analysts. The webcast will be accessible through Ashland's Investor Relations website, www.ashland.com/investors. Following the live event, an archived version of the webcast will be available on the Ashland website for 12 months. Minimum requirements to listen to the webcast include the free Windows MediaPlayer software and a 28.8 Kbps connection to the Internet.


                                  -more-

     Ashland Inc. (NYSE:ASH) is a Fortune 500 transportation construction, chemical and petroleum company providing products, services and customer solutions throughout the world. Through the dedication of our employees, we are "The Who In How Things Work(TM)." Find us at www.ashland.com.

                                   - 0 -

This news release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, with respect to Ashland's operating performance and earnings. These estimates are based upon a number of assumptions, including those mentioned within this news release. Such estimates are also based upon internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, weather, operating efficiencies and economic conditions, such as prices, supply and demand, cost of raw materials, and legal proceedings and claims (including environmental and asbestos matters). Although Ashland believes its expectations are based on reasonable assumptions, it cannot assure the expectations reflected herein will be achieved. This forward-looking information may prove to be inaccurate and actual results may differ significantly from those anticipated if one or more of the underlying assumptions or expectations proves to be inaccurate or is unrealized or if other unexpected conditions or events occur. Other factors and risks affecting Ashland are contained in Ashland's Form 10-K for the fiscal year ended Sept. 30, 2003. Ashland undertakes no obligation to subsequently update or revise the forward-looking statements made in this news release to reflect events or circumstances after the date of this release.

(TM) Trademark, Ashland Inc.


Ashland Inc. and Consolidated Subsidiaries                               Page 1
STATEMENTS OF CONSOLIDATED INCOME
(In millions except per share data - unaudited)
                                                                                                      Three months ended
                                                                                                         December 31
                                                                                                   -------------------------
                                                                                                       2003          2002
                                                                                                   -----------   -----------
REVENUES
     Sales and operating revenues                                                                  $    1,923    $    1,738
     Equity income                                                                                         38            35
     Other income                                                                                          13            18
                                                                                                   -----------   -----------
                                                                                                        1,974         1,791
COSTS AND EXPENSES
     Cost of sales and operating expenses                                                               1,518         1,373
     Selling, general and administrative expenses                                                         316           334
     Depreciation, depletion and amortization                                                              48            52
                                                                                                   -----------   -----------
                                                                                                        1,882         1,759
                                                                                                   -----------   -----------
OPERATING INCOME                                                                                           92            32
     Net interest and other financial costs                                                               (30)          (32)
                                                                                                   -----------   -----------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES                                                      62             -
     Income taxes                                                                                         (23)           (1)
                                                                                                   -----------   -----------
INCOME (LOSS) FROM CONTINUING OPERATIONS                                                                   39            (1)
     Results from discontinued operations (net of income taxes)                                            (5)          (91)
                                                                                                   -----------   -----------
NET INCOME (LOSS)                                                                                  $       34    $      (92)
                                                                                                   ===========   ===========

DILUTED EARNINGS (LOSS) PER SHARE
     Income (loss) from continuing operations                                                      $      .56    $     (.02)
     Results from discontinued operations                                                                (.07)        (1.33)
                                                                                                   -----------   -----------
     Net income (loss)                                                                             $      .49    $    (1.35)
                                                                                                   ===========   ===========

AVERAGE COMMON SHARES AND ASSUMED CONVERSIONS                                                              69            68

SALES AND OPERATING REVENUES
     APAC                                                                                          $      650    $      558
     Ashland Distribution                                                                                 696           637
     Ashland Specialty Chemical                                                                           311           283
     Valvoline                                                                                            290           281
     Intersegment sales                                                                                   (24)          (21)
                                                                                                   -----------   -----------
                                                                                                   $    1,923    $    1,738
                                                                                                   ===========   ===========
OPERATING INCOME
     APAC                                                                                          $       30    $        -
     Ashland Distribution                                                                                  13             9
     Ashland Specialty Chemical                                                                            23            13
     Valvoline                                                                                             20            15
     Refining and Marketing (a)                                                                            26            24
     Corporate                                                                                            (20)          (29)
                                                                                                   -----------   -----------
                                                                                                   $       92    $       32
                                                                                                   ===========   ===========

----------
(a) Includes Ashland's equity income from Marathon Ashland Petroleum LLC (MAP), amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.

Ashland Inc. and Consolidated Subsidiaries                               Page 2
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions - unaudited)

                                                                                                          December 31
                                                                                                    -------------------------
                                                                                                        2003          2002
                                                                                                    -----------   -----------
ASSETS
     Current assets
         Cash and cash equivalents                                                                  $      201    $      119
         Accounts receivable                                                                             1,045           939
         Inventories                                                                                       483           474
         Deferred income taxes                                                                             110            83
         Current assets of discontinued operations held for sale                                             -           201
         Other current assets                                                                              103            89
                                                                                                    -----------   -----------
                                                                                                         1,942         1,905

     Investments and other assets
         Investment in Marathon Ashland Petroleum LLC (MAP)                                              2,335         2,300
         Goodwill                                                                                          527           511
         Asbestos insurance receivable (noncurrent portion)                                                403           402
         Other noncurrent assets                                                                           355           328
                                                                                                    -----------   -----------
                                                                                                         3,620         3,541

     Property, plant and equipment
         Cost                                                                                            2,999         2,917
         Accumulated depreciation, depletion and amortization                                           (1,780)       (1,653)
                                                                                                    -----------   -----------
                                                                                                         1,219         1,264
                                                                                                    -----------   -----------

                                                                                                    $    6,781    $    6,710
                                                                                                    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
         Debt due within one year                                                                   $      145    $      228
         Trade and other payables                                                                        1,123         1,022
         Current liabilities of discontinued operations held for sale                                        -            34
         Income taxes                                                                                       56            22
                                                                                                    -----------   -----------
                                                                                                         1,324         1,306

     Noncurrent liabilities
         Long-term debt (less current portion)                                                           1,429         1,598
         Employee benefit obligations                                                                      399           518
         Deferred income taxes                                                                             221           150
         Reserves of captive insurance companies                                                           173           174
         Asbestos litigation reserve (noncurrent portion)                                                  562           525
         Other long-term liabilities and deferred credits                                                  355           364
                                                                                                    -----------   -----------
                                                                                                         3,139         3,329

     Common stockholders' equity                                                                         2,318         2,075
                                                                                                    -----------   -----------

                                                                                                    $    6,781    $    6,710
                                                                                                    ===========   ===========


Ashland Inc. and Consolidated Subsidiaries                               Page 3
STATEMENTS OF CONSOLIDATED CASH FLOWS
(In millions - unaudited)
                                                                                                       Three months ended
                                                                                                          December 31
                                                                                                    -------------------------
                                                                                                        2003          2002
                                                                                                    -----------   -----------
CASH FLOWS FROM OPERATIONS
     Income (loss) from continuing operations                                                       $       39    $       (1)
     Expense (income) not affecting cash
         Depreciation, depletion and amortization (a)                                                       48            52
         Deferred income taxes                                                                              21            14
         Equity income from affiliates                                                                     (38)          (35)
         Distributions from equity affiliates                                                              148            82
     Change in operating assets and liabilities (b)                                                       (150)          (57)
                                                                                                    -----------   -----------
                                                                                                            68            55
CASH FLOWS FROM FINANCING
     Proceeds from issuance of common stock                                                                 17             1
     Repayment of long-term debt                                                                           (38)          (45)
     Increase in short-term debt                                                                             -            64
     Dividends paid                                                                                        (19)          (19)
                                                                                                    -----------   -----------
                                                                                                           (40)            1
CASH FLOWS FROM INVESTMENT
     Additions to property, plant and equipment (a)                                                        (53)          (23)
     Purchase of operations - net of cash acquired                                                           -            (5)
     Proceeds from sale of operations                                                                        -             5
     Other - net                                                                                             9             -
                                                                                                    -----------   -----------
                                                                                                           (44)          (23)
                                                                                                    -----------   -----------
CASH PROVIDED (USED) BY CONTINUING OPERATIONS                                                              (16)           33
     Cash used by discontinued operations                                                                   (6)           (4)
                                                                                                    -----------   -----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                    $      (22)   $       29
                                                                                                    ===========   ===========

DEPRECIATION, DEPLETION AND AMORTIZATION
     APAC                                                                                           $       25    $       28
     Ashland Distribution                                                                                    4             5
     Ashland Specialty Chemical                                                                             10            10
     Valvoline                                                                                               6             6
     Corporate                                                                                               3             3
                                                                                                    -----------   -----------
                                                                                                    $       48    $       52
                                                                                                    ===========   ===========
ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
     APAC                                                                                           $        5    $       10
     Ashland Distribution                                                                                    1             2
     Ashland Specialty Chemical                                                                             10             6
     Valvoline                                                                                               3             4
     Corporate                                                                                              34             1
                                                                                                    -----------   -----------
                                                                                                    $       53    $       23
                                                                                                    ===========   ===========

----------
(a) Excludes amounts related to equity affiliates. Ashland's 38 percent share of MAP's DD&A was $37 million in 2003 and $35 million in 2002, and its share of MAP's capital expenditures was $109 million in 2003 and $118 million in 2002.
(b)      Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries                               Page 4
OPERATING INFORMATION BY INDUSTRY SEGMENT
(Unaudited)
                                                                                                      Three months ended
                                                                                                          December 31
                                                                                                   --------------------------
                                                                                                        2003           2002
                                                                                                   -----------    -----------
APAC
     Construction backlog at December 31 (millions) (a)                                            $    1,659     $    1,697
     Net construction job revenues (millions) (b)                                                  $      366     $      304
     Hot-mix asphalt production (million tons)                                                            8.4            7.1
     Aggregate production (million tons)                                                                  6.8            7.1
     Ready-mix concrete production (million cubic yards)                                                  0.5            0.5
ASHLAND DISTRIBUTION (c)
     Sales per shipping day (millions)                                                             $     11.2     $     10.3
     Gross profit as a percent of sales                                                                  14.9%          15.9%
ASHLAND SPECIALTY CHEMICAL (c)
     Sales per shipping day (millions)                                                             $      5.0     $      4.6
     Gross profit as a percent of sales                                                                  33.5%          34.9%
VALVOLINE
     Lubricant sales (million gallons)                                                                   43.7           44.3
     Premium lubricants (percent of U.S. branded volumes)                                                19.3%          16.9%
REFINING AND MARKETING (d)
     Refinery runs (thousand barrels per day)
         Crude oil refined                                                                                899            831
         Other charge and blend stocks                                                                    184            163
     Refined product yields (thousand barrels per day)
         Gasoline                                                                                         612            565
         Distillates                                                                                      296            278
         Asphalt                                                                                           68             64
         Other                                                                                            116             90
                                                                                                   -----------    -----------
         Total                                                                                          1,092            997
     Refined product sales (thousand barrels per day) (e)                                               1,355          1,306
     Refining and wholesale marketing margin (per barrel) (f)                                      $     1.71     $     1.93
     Speedway SuperAmerica (SSA)
         Retail outlets at December 31                                                                  1,775          2,006
         Gasoline and distillate sales (million gallons)                                                  806            897
         Gross margin - gasoline and distillates (per gallon)                                      $    .1145     $    .1010
         Merchandise sales (millions) (g)                                                          $      547     $      583
         Merchandise margin (as a percent of sales)                                                      24.8%          24.1%

----------
(a) Includes APAC's proportionate share of the backlog of unconsolidated joint ventures.
(b)      Total construction job revenues, less subcontract costs.
(c) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses, and depreciation and amortization relative to manufacturing assets.
(d) Amounts represent 100% of MAP's operations, in which Ashland owns a 38% interest.
(e) Total average daily volume of all refined product sales to MAP's wholesale, branded and retail (SSA) customers.
(f) Sales revenue less cost of refinery inputs, purchased products and manufacturing expenses, including depreciation.
(g) Effective January 1, 2003, SSA adopted EITF 02-16, "Accounting by a Customer (Including a Reseller) for Certain Consideration Received from a Vendor," which requires rebates from vendors to be recorded as reductions to cost of sales. Rebates from vendors recorded in SSA merchandise sales for periods prior to January 1, 2003 have not been restated and included $46 million in the three months ended December 31, 2002.